Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) - Recurring Basis - Significant Other Observable Inputs Assets / (Liabilities) (Level 2) - USD ($)
$ in Thousands
	Jun. 30, 2018	Dec. 31, 2017
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Interest rate swaps	$ (951)	$ (1,967)
Bunker swaps	8,081	7,027
Bunker call options	224	118
Total	$ 7,354	$ 5,178